LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Delaware Mid Cap Value Fund Supplement Dated October 31, 2023 to the Summary and Statutory Prospectuses dated May 1, 2023

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Delaware Mid Cap Value Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, Steven G. Catricks, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information related to Delaware Investments Fund Advisers (“DIFA”) under Portfolio Managers on page 4 of the Summary and Statutory Prospectuses:

DIFA Portfolio Managers	Company Title	Experience with Fund
Kelley M. Carabasi, CFA	Co-Chief Investment Officer, U.S. Small-Mid Cap Value Equity	Since July 2012
Kent P. Madden, CFA	Co-Chief Investment Officer, U.S. Small-Mid Cap Value Equity	Since July 2012
Michael Foley, CFA	Senior Portfolio Manager	Since July 2019

3.	The following replaces the information under Management and Organization —DIFA Portfolio Managers on page 8 of the Statutory Prospectus:

Kelley M. Carabasi and Kent Madden are responsible for the day-to-day management of the Fund’s assets. Ms. Carabasi and Mr. Madden regularly consult with Michael Foley.

Kelley M. Carabasi, CFA, is a Co-Chief Investment Officer for the U.S. Small-Mid Cap Value Equity team, a role she assumed in January 2022. She assumed portfolio management responsibilities in July 2012. She joined the team in July 2005 as an equity analyst. Ms. Carabasi earned a bachelor’s degree in finance from Georgetown University and an M.B.A. from The Wharton School of the University of Pennsylvania. Ms. Carabasi is a Chartered Financial Analyst® (CFA) Charterholder.

Kent P. Madden, CFA, is a Co-Chief Investment Officer for the U.S. Small-Mid Cap Value Equity team, a role he assumed in January 2022. He assumed portfolio management responsibilities in July 2012. He joined the team in 2004 as an equity analyst and was promoted to senior equity analyst in October 2010. Mr. Madden holds a bachelor’s degree in economics from DePauw University, an M.B.A. from the University of Chicago. Mr. Madden is a Chartered Financial Analyst® (CFA) Charterholder.

Michael Foley, CFA, is a Senior Portfolio Manager for the U.S. Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2019. He joined the team in February 2015 as a senior equity analyst. Mr. Foley earned a bachelor’s degree in economics with dual concentrations in finance and accounting from The Wharton School of the University of Pennsylvania. Mr. Foley is a Chartered Financial Analyst® (CFA) Charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Delaware Mid Cap Value Fund Supplement Dated October 31, 2023 to the Statement of Additional Information dated May 1, 2023

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Delaware Mid Cap Value Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, all references to, and information regarding, Steven G. Catricks, in the SAI, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE